SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported) November 21, 2005





                              PUBLIC STORAGE, INC.
             (Exact name of registrant as specified in its charter)



         California                     1-8389                  95-3551121
         ----------                     ------                  ----------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     Of Incorporation)                                    Identification Number)


               701 Western Avenue, Glendale, California 91201-2397 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (818) 244-8080


                                       N/A
          (Former name or former address, if changed since last report)


(_) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

(_) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

(_) Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

(_) Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03 AMENDMENTS TO ARTICLES OF  INCORPORATION  OR BYLAWS;  CHANGE IN FISCAL
          YEAR

          As of November 21, 2005, the Company amended its Certificate of Determination of Preferences for its Cumulative Preferred Stock, Series G (8.875%), H (8.45%), I (8.625%), J (8%), K (8.25%), L (8.25%) M(8.75%), N
(9.5%), O (9.125%) and P (8.75%) to reduce the authorized number of shares for each such series to 0. There are no currently outstanding shares of each such series of the Company's Cumulative Preferred Stock. A copy of the Amendment to the Certificate of Determination is filed as Exhibit 3.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

Exhibit  3.1--Amendment  to Certificate of Determination.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     PUBLIC STORAGE, INC.

Dated: November 22, 2005

                                                    By: /s/ Stephanie Heim
                                                        -------------------
                                                        Stephanie Heim
                                                        Secretary